U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2013

SurePure, Inc.

(Exact name of Company as specified in its charter)

Nevada	000-54172	26-3550286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, 25th Floor New York, NY 10174 (Address of principal executive offices) Telephone: (917) 368-8480 Facsimile: (917) 368-8005 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

.	☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Agreement with Regency Capital Corporation

We and Regency Capital Limited (“Regency Capital”), a corporation formed under the laws of the Turks and Cacos Islands, entered into the Share Purchase Agreement (the “Regency Capital Share Purchase Agreement”), dated as of July 25, 2013, under which Regency Capital agreed to purchase 661,500 shares of our Common Stock, par value $0.001 per share, in three separate installments, one on the date of the Regency Capital Share Purchase Agreement, the second on or before August 9, 2013 and the third on or before September 13, 2013. At the time of the execution of the Share Purchase Agreement by both Regency Capital and us, which occurred on September 4, 2013, Regency Capital Limited had delivered its $441,000 purchase price for 441,000 shares of our Common Stock and was obligated to purchase an additional 220,500 shares for $220,500 prior to September 13, 2013.

Agreement with Minaurum Limited

We and MinAurum Limited (“MinAurum”), a corporation formed under the laws of Malta, entered into the Share Purchase Agreement (the “MinAurum Share Purchase Agreement”), dated as of July 25, 2013, under which MinAurum agreed to purchase 100,000 shares of our Common Stock. At the time of the execution of the Share Purchase Agreement by both MinAurum and us, which occurred on September 2, 2013, MinAurum Limited had delivered its $100,000 purchase price for 100,000 shares of our Common Stock.

Use of Proceeds; Cash Flow Shortfall

The Share Purchase Agreement provides that we will use the proceeds of the shares for our working capital purposes. We continue to seek equity funding from our existing stockholders and their affiliates to address our continuing cash flow shortfalls. Stockholders and prospective investors should not rely on our ability to enter into and complete these share purchase agreement as an indication that we have addressed or can continue to address our cash flow shortfall by raising equity or other capital.

Registration Rights Agreement

The shares purchased and to be purchased by MinAurum and Regency are restricted shares and the certificates that evidence the shares bear a legend that restricts their transferability in the absence of an effective registration statement covering the shares. At the time that we entered into each of the share purchase agreements under which the Shares were acquired we and the respective purchasers also entered into separate agreements each of which provides for the registration of the shares purchased with the Securities and Exchange Commission (the “Commission”). The registration rights agreements that we entered into with each of the purchasers require that we file a registration agreement with the Commission for the resale of shares of our Common Stock by the shareholders within 60 days after the date on which the share purchase agreement for the shares of our Common Stock had been fully executed. Under the terms of the registration rights agreements, the Company has agreed to bear the costs and expenses of the registration, whether or not the registration statement becomes effective, as well as all internal costs relating to the registration of the shares. We also agreed that if the registration statement is not effective and we determine to file a registration statement for our own account (with certain exceptions), then we must notify the purchasers of our intent to file that registration statement and offer them the ability to include their unsold shares in the registration statement that we file, unless their shares can be sold without limit under Rule 144 promulgated by the Commission. The registration rights agreements do not provide for penalties or other payments to the purchasers if the registration does not occur by a specified date. Since we are committed to registering the resale of the shares that we issued to the former shareholders of SurePure Holdings South Africa (Pty) Ltd. in May 2013, we expect to file a resale registration statement during the fourth quarter of 2013 and to include the shares purchased by MinAurum and Regency in that registration statement pursuant to our obligations under their registration rights agreements.

Exemption from Registration

In both of the share purchase agreements referred to above, the purchasers respectively represented to us that each was an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and was not a “U. S. Person” within the meaning of Regulation S promulgated under the Securities Act. Each purchaser also represented that it was not acquiring the shares for the benefit of any U. S. Person, that it was the sole beneficial owner of the shares purchased by it and that it has not prearranged any sale to any persons in the United States. On the basis of the representations and warranties made by the purchasers in the respective share purchase agreements, we believe that the sales of shares of our Common Stock under those share purchase agreements were exempt from the registration requirements of the Securities Act.

The foregoing descriptions of the share purchase agreements and registration rights agreements referred to above are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 10.1 through 10.4, each of which is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Each issuance and sale of securities by us under the two share purchase agreements referred to above in Item 1.01 is exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation S promulgated under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Share Purchase Agreement, dated as of July 25, 2013, between SurePure, Inc. and MinAurum Limited

10.2	Registration Rights Agreement, dated as of July 25, 2013, between SurePure, Inc. and MinAurum Limited

10.3	Share Purchase Agreement, dated as of July 25, 2013, between SurePure, Inc. and Regency Capital Corporation

10.4	Registration Rights Agreement, dated as of July 25, 2013, between SurePure, Inc. and Regency Capital Corporation

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREPURE, INC. (Registrant)

Date: September 5, 2013	/s/ Stephen M. Robinson
Stephen M. Robinson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Share Purchase Agreement, dated July 25, 2013, between SurePure, Inc. and MinAurum Limited

10.2	Registration Rights Agreement, dated July 25, 2013, between SurePure, Inc. and MinAurum Limited

10.3	Share Purchase Agreement, dated July 25, 2013, between SurePure, Inc. and Regency Capital Corporation

10.4	Registration Rights Agreement, dated July 25, 2013, between SurePure, Inc. and Regency Capital Corporation